21st Annual Needham Growth Conference Investor Presentation (NASDAQ: AVNW) January 16, 2019

FORWARD-LOOKING STATEMENTS The information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act and Section 27A of the Securities Act, including expectations regarding the results for the fiscal first quarter 2019 and cash flow in fiscal 2019, and our anticipated results for fiscal 2019. All statements, trend analyses and other information contained herein about the markets for the services and products of Aviat Networks, Inc. and trends in revenue, as well as other statements identified by the use of forward-looking terminology, including "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. These forward-looking statements are based on estimates reflecting the current beliefs of the senior management of Aviat Networks, Inc. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-lookingstatements. For more information regarding the risks and uncertainties for our business, see "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on August 28, 2018, as well as other reports filed by Aviat Networks, Inc. with the SEC from time to time. Aviat Networks, Inc. undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future. SLIDE 2 AVIAT NETWORKS

WHAT MAKES US AN ATTRACTIVE LONG-TERM INVESTMENT? Market Position: Leading provider and specialist in wireless backhaul and networking utilizing cutting-edge microwave transmission with growing professional services Competitive Trend: Capturing an increasing share of market within North America Private Networks while maintaining a strong position in the global Service Provider vertical Large Installed Base: Marquee customers including several of the premier mobile operators in the world; servicing over 50% of the largest utility companies and over 50% of US statewide networks, while partnering with the leading public safety integrator Technology: Leading products in several key categories addressing networking, automation, capacity and output power…the most important attributes for our industry Market Opportunity: We operate in an industry that is geared to grow in support of 5G, IoT, smart cities, and the explosion of video and data applications across all markets served; increasing investments in first responder networking – our sweet spot; continued growth in LTE while 5G momentum builds Proven Performance and Positive Outlook: We have successfully realigned our business, resulting in modest growth, significant margin expansion and close to a $22M Adjusted EBITDA improvement over the past 2 years; FY19 anticipated to show top- and bottom-line momentum Enterprise Value ~6.5X Trailing EBITDA and ~ .25X Revenue – Substantial Upside as we Deliver! SLIDE 3 AVIAT NETWORKS

Technology & Services Leadership Uniquely Positioned Specialist

TECHNOLOGY FOCUS 1 2 INCREASED 5G+ IP/MPLS TO CAPACITY THE EDGE 3 5G AUTOMATION 4G AND SDN EVOLVING INTELLIGENT WIRELESS CONNECTIVITY SLIDE 5 AVIAT NETWORKS

INDUSTRY LEADING PRODUCTS

MOST SECURE, HYBRID MISSION-CRITICAL PLATFORM



UPGRADED (Capacity)

ECLIPSE

SPLIT-MOUNT OUTDOOR RADIO UNIT



UPGRADED (Capacity)

ODU 600

INDUSTRY'S HIGHEST CAPACITY MICROWAVE



ALL NEW PLATFORM

WTM 4000

NETWORK MANAGEMENT



PROVISION

AVIATCLOUD

AVIATCLOUD

MICROWAVE ROUTERS



UPGRADED (IP/MPLS)

CTR 8000

HIGHEST POWER MICROWAVE RADIO



UPGRADED (Capacity)

IRU 600

Solutions for 5G Transport: High Capacity, Lifecycle Automation

SLIDE 6

AVIAT NETWORKS

UNIQUE ABILITY TO ADDRESS MULTIPLE VERTICAL MARKETS


Multi-Gigabit Microwave for 5G Ready Mobile Backhaul
AviatCloud
SDN-Based Management Solutions for Network-Wide Operations Simplification
Zero Footprint, Integrated Microwave Routing Solutions for Enterprise Access
SDN-Based, Microwave Routing Solutions for Lowest TCO Transport Networks
High Capacity, All-Outdoor Trunking for Long Haul Backbone Links
10Gbps Millimeter Wave Solutions for Fixed Wireless and 5G Access
Generation
Grid
Substation
Reliable, High Capacity Solutions for Public Safety Systems
Powerful, High Capacity & Secure Solutions for Utility Transport Networks

SLIDE 7
AVIAT NETWORKS

INCREASING AUTOMATION TO ENHANCE SERVICES CAPABILITIES Aviat Cloud Automation AVIATDEPLOY Design, Purchasing & licensing AVIATDESIGN TURNKEY SERVICE Installation, Operation, Optimization & Support AVIATCARE Increasing Recurring Revenue & Addressable Market Opportunity SLIDE 8 AVIAT NETWORKS

DIVERSE, STABLE BUSINESS WITH GROWTH POTENTIAL

VERTICALS DIVERSITY

Mobile 44%

5G

Private 56%

Positive Momentum in mobile and private networks

GEOGRAPHICAL DIVERSITY

Americas 57%

EMEA 32%

Asia Pacific 11%

Presence in all geographies, strongest in high margin regions

SOLUTIONS DIVERSITY

Store

Manage

Design

AviatCare

Educate

AviatCloud

Differentiated total solution offering – hardware, software, services, on-line B2B capability.

CUSTOMER DIVERSITY

verizon wireless

T - - Mobile -

MOTOROLA

Globe

Pacific Gas and Electric Company

MTN

BT

ExxonMobil

Sempra Energy for every day life.

Brand name accounts; ~ 90% Direct Sales

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AVIAT NETWORKS

GAINING MOMENTUM AND MARKET SHARE ACROSS PRIVATE NETWORK VERTICALS

Aviat Awarded Microwave and IP/MPLS Business by the State of Nevada

- Awarded a $10M network upgrade project, which includes hardware, software and services
- Aviat to provide its IRU 600 EHP radio, CTR microwave routers and AviatCloud automation platform
- Includes multi-year outsourced managed services, including engineering, installation and support to design and build network



Aviat Awarded Nearly $40M in Business with the State of Colorado

- The state to support all mission-critical communications for public safety, first responders and various state agencies
- 3-year contract for ~$28M to implement a network using Aviat's microwave, IP/MPLS routers, management software and full turnkey services
- Additional $9.5M received since initial order (January 2018)
- New customer for Aviat – highly competitive deal


STATE OF COLORADO
1876

Aviat Networks Wins ~$20 Million in U.S. Utility Business

- Represents orders received in FY19 YTD from U.S-based gas, water and electric utilities
- $5 million with sustainable energy company with operations in 24 states; $3.5 million with a leading west-coast water utility
- The remainder from over 25 utility accounts indicating scope of market penetration and reach in this vertical



Aviat Networks Selected by Motorola Solutions for the State of Florida's Statewide Network

- Aviat selected to provide wireless transport products and services
- Supported Motorola Solutions throughout selection and award process including systems engineering and design and contract phase of the project



SLIDE 10

AVIAT NETWORKS

Financial Review Company Outlook

FISCAL 2019 Q1 NON-GAAP FINANCIAL HIGHLIGHTS

Income Statement Summary (Non-GAAP)

(In Millions $)	Q1 FY19 Actual	Q1 FY18 Actual	Variance
Revenue	$60.5	$56.2	Up 7.7%
Gross Margin	$17.9	$17.3	$0.6
Gross Margin %	29.6%	30.8%	(120) bps
Operating Expenses	$18.3	$17.6	$0.7
Operating Income (Loss)	$(0.4)	$(0.3)	$(0.1)
Net Income (Loss) From Continuing Operations Attributable to Aviat Networks	$(0.6)	$(0.6)	--
Adjusted EBITDA	$0.9	$0.9	--

Key Take-Aways

- Fourth consecutive quarter of $60 million-plus in revenue
- Revenue increased YOY driven by a 30% improvement in international business sales primarily from mobile operators in APAC and several smaller customers in Africa
- Year-to-date, ~$20 million of new orders from the Utility market vertical
- Margin declined YOY due to a lower proportion of North America revenue; upside anticipated throughout FY19
- YOY increase in operating expenses driven by investments in growth-related activities in sales, marketing and R&D functions

Direction Remains on Track With Eighth Consecutive Quarter of Adjusted EBITDA Profitability

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AVIAT NETWORKS

FISCAL 2019 Q1 BALANCE SHEET KEY INDICATORS ($’s in millions) Q1 FY19 Q4 FY18 Q1 FY18 Key Take-Aways Cash/Cash Equivalents (and $28.4 $37.4 $39.6 ➢ Cash down in Q1 FY19 due to timing of collections in Africa/ME and restricted cash) higher working capital requirements for larger projects Accounts Receivable $50.9 $43.1 $43.6 ➢ Accounts receivable increased directly due to timing of payments DSO’s 77 Days 63 Days 71 Days Inventory $10.0 $22.8 $24.7 ➢ Inventory down by $14.7 million on a YOY basis and reflects Turns 17.0 6.9 6.3 reduction of deferred inventories under ASC 606 DPO’s 71 Days 72 Days 81 Days Third-Party Debt $9.0 $9.0 $9.0 Accounts Payable $33.3 $30.9 $34.4 Strong Balance Sheet Capable of Supporting Continued Growth SLIDE 13 AVIAT NETWORKS

Q2 FISCAL 2019 GUIDANCE Income Statement Summary (Non-GAAP) Q1 FY19 Q2 FY19 Outlook Commentary ($’s in millions) Actual Results Revenue $60.5 $61.0 - $65.0 Sequential growth of 4% at midpoint Gross Margin (%) 29.6% Mid 30s Improved mix of North America revenues Operating Expenses $18.3 ~$19M Increased investments in growth areas Operating Income (Loss) $(1.5) $2.5 - $3.5 1H consistent with prior expectations based on stronger Q2 Adjusted EBITDA $0.9 $3.5 - $4.5 Expecting Strong Bottom-Line Sequential Improvements SLIDE 14 AVIAT NETWORKS

FISCAL YEAR 2019 GUIDANCE AND KEY DRIVERS

Income Statement Summary (Non-GAAP)		
($'s in millions)	FY19 Outlook	Commentary
Revenue	$250.0 - $260.0	Anticipate YOY growth of ~4.0% - 7.0%
Gross Margin (%)	32.0% - 33.0%	In line with prior FY19 expectations
Operating Expenses	$75.0 - $77.0	Increased investments in growth-related areas
Operating Income	~$7.0	~30% increase YOY
Adjusted EBITDA	~$12.5	~24% increase YOY

KEY DRIVERS FOR FY 2019:

- Opportunities across all private network verticals globally
- Increasing share with service provider customers preparing for 5G; supporting existing customer base in their 4G and LTE networks
- Addressable market expansion enabled by WTM product platform, Aviat store, new service offerings and enhanced partnerships

Maintaining Positive Expectations for FY19 Performance

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AVIAT NETWORKS

KEY TAKE-AWAYS • Competitive position continues to strengthen; multiple opportunities for long-term growth • Increasing investment in growth related activities; continue to optimize other areas • Expecting stronger second quarter with significant bottom-line improvements; maintaining positive full year outlook • Cash performance expected to improve over the course of the year • Potential for significant value appreciation as we deliver improved profitability and top-line growth Aviat Networks is Positioned for Long-Term Financial Success and Market Expansion SLIDE 16 AVIAT NETWORKS

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